UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8985

LMP Corporate Loan Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2009

ITEM 1.                REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / MARCH 31, 2009

LMP Corporate Loan Fund Inc.
(TLI)

Managed by  CITIGROUP ALTERNATIVE INVESTMENTS LLC

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

What’s inside

Letter from the chairman	I

Schedule of investments	1

Statement of assets and liabilities	9

Statement of operations	10

Statements of changes in net assets	11

Statement of cash flows	12

Financial highlights	13

Notes to financial statements	14

Board approval of management and subadvisory agreements	20

Additional shareholder information	25

Dividend reinvestment plan	26

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Citigroup Alternative Investments LLC (“CAI”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc., and CAI is a wholly-owned subsidiary of Citigroup, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended March 31, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the advance estimate for first quarter 2009 GDP decline was 6.1%.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. Based on a variety of economic indicators, we believe it is now likely that the current recession could be the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.1 million jobs have been shed, with more than two million being lost during the first three months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.1% to 8.5% in March 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, has yet to bottom. This is evidenced by the 41% decline in new home sales in February 2009 versus February 2008. In addition, the median price of a new home fell more than 18% over those twelve months. However, not all of the economic news is bad. Inflation remains low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

LMP Corporate Loan Fund Inc.	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25%—a historic low—and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . .. anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•        Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•        Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•        Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac back in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President

II	LMP Corporate Loan Fund Inc.

Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the six-month reporting period ended March 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended March 31, 2009, two-year Treasury yields fell from 2.00% to 0.81%. Over the same time frame, ten-year Treasury yields moved from 3.85% to 2.71%. For the six-month period ended March 31, 2009, the Barclays Capital U.S. Aggregate Indexiv returned 4.70%.

Performance review

For the six months ended March 31, 2009, LMP Corporate Loan Fund Inc. returned -23.26% based on its net asset value (“NAV”) v and -14.97% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Loan Participation Closed-End Funds Category Averagevi returned -30.34% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the six-month period, the Fund made distributions to common shareholders totaling $0.32 per share, which may have included a return of capital. The performance table on the next page shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2009. Past performance is no guarantee of future results.

LMP Corporate Loan Fund Inc.	III

Letter from the chairman continued

PERFORMANCE SNAPSHOT as of March 31, 2009 (unaudited)

	PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
	$8.12 (NAV)	-23.26%
	$6.60 (Market Price)	-14.97%

	All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•   Fund prices and performance,

•   Market insights and commentaries from our portfolio managers, and

•   A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

IV	LMP Corporate Loan Fund Inc.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2009

LMP Corporate Loan Fund Inc.	V

Letter from the chairman continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: All investments involve risk. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield/lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 46 funds in the Fund’s Lipper category.

VI	LMP Corporate Loan Fund Inc.

Schedule of investments (unaudited)

March 31, 2009

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED SENIOR LOANS(a)(b) — 97.2%
	Aerospace/Defense — 3.1%
$907,420	Be Aerospace Inc., New Term Loan B, 4.750% due 4/30/09	$871,124
1,329,034	CACI International Inc., Term Loan, 2.040% to 2.820% due 6/17/09	1,257,598
1,161,161	ILC Industries Inc., First Lien Term Loan, 2.518% due 4/30/09	961,828
1,536,757	Transdigm Inc., Term Loan B, 3.227% due 6/23/09	1,394,607
	Total Aerospace/Defense	4,485,157
	Automotive — 2.0%
1,172,464	Kar Holdings, Term Loan B, 2.770% to 3.470% due 6/30/09	836,357
517,868	Keystone Automotive Industries Inc., Term Loan B, 4.056% to 5.750% due 6/30/09	208,442
	Mark IV Industries Inc.:
438,516	First Lien Term Loan, 5.800% to 8.750% due 7/23/09	86,826
247,045	Second Lien Term Loan, 9.970% to 12.210% due 7/23/09	8,647
1,926,801	Tire Rack Inc., Term Loan B, 2.270% to 3.210% due 4/30/09	1,693,980
	Total Automotive	2,834,252
	Broadcast Radio and Television — 3.7%
1,660,715	Citadel Communication Group, Term Loan B, 2.250% to 2.970% due 6/30/09	609,482
2,785,659	National Cinemedia Inc., Term Loan B, 3.080% due 6/15/09	2,393,926
1,250,000	Univision Communications, Term Loan B, 2.768% due 4/30/09	655,469
1,624,147	Weather Channel, Term Loan, 6.250% due 6/30/09	1,581,107
	Total Broadcast Radio and Television	5,239,984
	Building and Development — 4.0%
1,625,435	Building Materials Holding Corp., First Lien Term Loan, 3.875% due 4/23/09	1,150,808
1,627,960	Capital Automotive REIT, Term Loan, 2.250% due 4/1/09	879,098
597,179	Contech Construction Products Inc., Term Loan, 2.540% due 4/9/09	276,195
441,223	Custom Building Products Inc., Term Loan B, 7.500% to 8.000% due 8/13/09	304,444
1,116,849	Infrastrux Group Inc., Term Loan B, 4.768% due 4/30/09(c)	951,183
1,306,029	Panolam Industries International, Term Loan, 5.000% due 6/30/09	750,967
	Pike Electric Inc.:
906,996	Term Loan B, 2.063% due 4/14/09	784,552
202,688	Term Loan C, 2.063% due 4/20/09	175,326
33,987	Shea Capital I LLC, Term Loan, 3.800% to 4.500% due 6/30/09	23,791
2,500,000	South Edge LLC, Term Loan C, 5.500% due 6/30/09(d)	412,500
	Total Building and Development	5,708,864
	Business Equipment and Services — 8.9%
1,709,821	Asurion Corp., First Lien Term Loan, 3.533% to 4.236% due 5/5/09	1,463,321
1,194,375	Beacon Sales Acquisition Inc., Term Loan B, 2.520% to 4.250% due 6/30/09	928,627

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report	1

Schedule of investments (unaudited) continued
March 31, 2009

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Business Equipment and Services — 8.9% continued
$1,646,618	Belfor U.S.A., Term Loan B, 3.498% to 5.250% due 6/30/09	$1,498,423
1,024,850	Bright Horizons Family Solutions, Term Loan B, 6.250% to 7.500% due 6/30/09	778,886
	Deluxe Entertainment Service Group Inc.:
131,519	Canadian Term Loan, 3.470% due 6/30/09	82,857
74,486	Letter of Credit, 3.709% due 6/30/09	46,926
100,000	Second Lien Term Loan, 7.220% due 6/30/09	35,000
1,341,357	Term Loan, 2.768% to 3.470% due 6/30/09	845,055
818,750	Intralinks Inc., Term Loan, 3.268% due 4/30/09	569,031
453,714	Lender Processing Services Inc., Term Loan, 3.018% due 4/30/09	439,536
1,358,763	Metavante Corp., Term Loan B, 2.920% due 5/1/09	1,218,810
1,759,680	N.E.W. Customer Services Cos. Inc., First Lien Term Loan, 3.018% to 3.854% due 6/10/09	1,134,994
763,585	NCO Group, Term Loan, 4.780% to 7.500% due 6/29/09	509,693
687,500	Neff Corp., Second Lien Term Loan, 4.033% due 4/9/09	152,539
2,135,524	Riskmetrics Group Holdings LLC, Term Loan B, 3.220% due 6/30/09	1,911,294
1,100,602	U.S. Investigations Services LLC, Term Loan, 3.977% due 6/23/09	891,946
369,681	Verifone Inc., Term Loan, 3.270% due 4/30/09	301,290
	Total Business Equipment and Services	12,808,228
	Cable and Satellite Television — 2.8%
1,730,433	Bragg Communications Inc., Term Loan B Tranche Two, 3.761% due 6/1/09	1,581,183
1,700,000	Insight Midwest Holdings LLC, Term Loan B, 2.500% due 4/2/09	1,495,393
995,304	Virgin Media Investment Holdings Ltd., Term Loan B10, 4.625% due 4/23/09	916,924
	Total Cable and Satellite Television	3,993,500
	Chemicals/Plastics — 3.3%
	Hexion Specialty Chemicals Inc.:
1,673,761	Term Loan C4, 3.438% due 5/5/09	502,128
788,451	Term Loan C5, 3.500% due 6/30/09	228,651
	Kik Custom Products:
94,250	Canadian Term Loan, 2.780% due 4/27/09	43,288
583,334	Second Lien Term Loan, 5.521% due 4/27/09	101,354
549,789	Term Loan B, 2.780% due 4/27/09	252,510
1,119,244	Polypore Inc., Term Loan B, 2.480% due 4/3/09	831,039
1,129,838	Rockwood Specialties Group Inc., Tranche E Term Loan, 2.268% due 4/30/09	993,451
	Texas Petrochemicals Corp.:
376,469	Letter of Credit, 3.750% due 4/30/09	171,293
1,115,359	Term Loan B, 3.750% due 4/30/09	507,488
1,437,865	Unifrax Corp., Term Loan B, 2.813% due 4/30/09	1,042,452
	Total Chemicals/Plastics	4,673,654

See Notes to Financial Statements.

2	LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Clothing/Textiles — 0.4%
$1,000,000	Levi Strauss & Co., Term Loan, 2.806% due 4/17/09	$574,500
	Conglomerates — 0.7%
	TriMas Corp.:
281,250	Letter of Credit, 4.450% due 4/1/09	196,875
1,188,281	Term Loan B, 2.773% to 3.434% due 4/28/09	831,797
	Total Conglomerates	1,028,672
	Containers and Glass Products — 2.6%
	Crown Americas LLC:
970,000	Term Loan, 2.306% due 4/15/09	909,375
970,000	Term Loan B, 2.306% due 4/15/09	909,375
2,261,315	Graphic Packaging International Inc., First Lien Term Loan, 2.479% to 3.435% due 4/27/09	1,942,712
	Total Containers and Glass Products	3,761,462
	Cosmetics/Personal Care — 0.8%
1,244,013	Vi-Jon, Term Loan B, 2.795% due 4/20/09	1,094,732
	Drugs — 2.6%
1,109,518	Cardinal Health Inc., Dollar Term Loan, 2.768% due 4/30/09	704,544
3,270,747	Royalty Pharma Finance Trust, Term Loan, 3.470% due 6/30/09	3,040,430
	Total Drugs	3,744,974
	Electronics/Electric — 6.1%
	Bridge Information Systems Inc.:
401,726	Multi-Draw Term Loan, 6.000% due 6/30/09(d)(e)	12,855
745,037	Term Loan B, 6.250% due 6/30/09(d)(e)	23,841
	Dealer Computer Services:
1,000,000	Second Lien Term Loan, 6.018% due 4/30/09	273,333
1,826,141	Term Loan, 2.518% due 4/30/09	1,109,381
2,250,106	Intergraph Corp., First Lien Term Loan, 3.256% due 5/28/09	1,963,217
2,188,627	Macrovision Solutions Corp., Term Loan, 6.000% due 6/30/09	2,150,326
1,602,956	Sabre Inc., Term Loan B, 2.758% to 3.424% due 4/30/09	850,769
2,210,625	Travelport, Delayed Draw Term Loan, 2.768% due 4/30/09	1,290,452
1,217,530	Vertafore Inc., First Lien Term Loan, 3.749% due 5/26/09	1,034,900
	Total Electronics/Electric	8,709,074
	Equipment Leasing — 0.6%
967,884	Rent-a-Center Inc., Term Loan B, 2.270% to 2.310% due 4/24/09	885,614
	Finance — 0.1%
259,175	CB Richard Ellis Group Inc., Term Loan B, 2.045% due 4/20/09	183,042
	Food Products — 5.2%
	American Seafoods Group LLC:
541,017	Term Loan B1, 2.268% due 4/30/09	482,858
816,871	Term Loan B2, 2.268% due 4/30/09	729,057

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report	3

Schedule of investments (unaudited) continued
March 31, 2009

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Food Products — 5.2% continued
$853,303	Birds Eye Foods Inc., Term Loan, 2.970% due 6/30/09	$774,373
1,665,567	Michael Foods Inc., Term Loan B-1, 2.306% to 3.001% due 5/26/09	1,603,108
1,751,255	NPC International, Term Loan B, 2.260% to 3.180% due 6/30/09	1,471,054
1,336,398	Pinnacle Foods Group Inc., Term Loan B, 3.247% due 4/2/09	1,099,606
1,288,655	Wrigley Jr. Co., Tranche B, 6.500% due 6/30/09	1,276,172
	Total Food Products	7,436,228
	Food/Drug Retailers — 1.2%
1,439,119	General Nutrition Centers, Term Loan B, 2.780% to 4.500% due 6/30/09	1,062,549
	Smart & Final:
379,255	Delayed Draw Term Loan, 3.518% to 4.125% due 4/30/09	296,767
547,561	First Lien Term Loan, 3.518% to 4.256% due 5/29/09	428,467
	Total Food/Drug Retailers	1,787,783
	Forest Products — 0.5%
872,404	Domtar Inc., Term Loan, 1.908% due 4/9/09	751,722
	Healthcare — 11.7%
1,539,156	AMN Healthcare, Term Loan B, 2.970% due 6/30/09	1,392,936
623,418	Biomet Inc., Term Loan B, 3.518% to 4.222% due 6/25/09	563,706
2,300,000	Carestream Health Inc., Second Lien Term Loan, 5.768% to 6.424% due 4/30/09	805,821
2,250,000	Davita Inc., Term Loan B1, 2.020% to 2.940% due 6/30/09	2,092,500
1,692,518	DJO Finance LLC, Term Loan B, 3.518% to 4.220% due 6/30/09	1,445,411
1,699,138	Education Management Corp., Term Loan B, 3.000% due 6/30/09	1,463,383
	Fresenius Se:
1,515,403	Term Loan B, 6.750% due 6/10/09	1,504,037
910,044	Term Loan B2, 6.750% due 6/10/09	903,219
515,731	Hologic, Tranche B Term Loan, 3.875% due 4/14/09	489,944
1,292,474	Life Technologies Corp., Term Loan B, 5.250% due 6/30/09	1,282,242
1,499,799	Medassets Inc., Term Loan B, 4.970% to 5.600% due 6/30/09	1,346,070
	Talecris Biotherepeutics Inc.:
473,921	First Lien Term Loan, 4.740% due 5/13/09	431,269
2,430,851	Second Lien Term Loan, 7.740% due 5/13/09	2,108,763
1,035,785	Vicar Operating Inc., Term Loan, 2.063% due 4/30/09	963,280
	Total Healthcare	16,792,581
	Home Furnishings — 0.1%
401,455	Sleep Innovations Inc., Term Loan, 8.000% due 6/5/09(c)	130,473
	Hotels/Motels/Inns and Casinos — 2.6%
1,822,616	Ameristar Casinos Inc., Initial Term Loan, 3.256% due 5/27/09	1,476,319
1,168,943	Penn National Gaming Inc., Term Loan B, 2.270% to 2.990% due 5/8/09	1,053,245

See Notes to Financial Statements.

4	LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Hotels/Motels/Inns and Casinos — 2.6% continued
	Seminole Tribe of Florida:
$164,593	Term Loan, 2.750% due 6/30/09	$147,174
592,834	Term Loan B2, 2.750% due 6/30/09	530,092
507,897	Term Loan B3, 2.750% due 6/30/09	454,145
	Total Hotels/Motels/Inns and Casinos	3,660,975
	Industrial Equipment — 1.8%
1,395,503	Manitowoc Company Inc., Term Loan B, 6.500% due 4/9/09	1,003,017
1,215,145	Oshkosh Truck Corp., Term Loan B, 6.540% to 7.320% due 6/30/09	910,752
	Veyance Technologies Inc.:
216,557	Delayed Draw Term Loan, 3.040% due 4/9/09	84,728
1,512,062	Term Loan B, 3.040% due 4/9/09	591,594
	Total Industrial Equipment	2,590,091
	Leisure — 5.8%
	AE Europe Holdings, Inc.:
498,777	First Lien Term Loan, 3.268% due 4/30/09	374,083
1,000,000	Second Lien Term Loan, 7.018% due 4/30/09	650,000
680,331	Amscan Holdings Inc., Term Loan B, 3.472% to 4.100% due 6/26/09	534,060
2,325,514	Lodgenet Entertainment Corp., Term Loan B, 2.520% to 3.220% due 6/30/09	1,352,674
1,400,756	Regal Cinemas Inc., Term Loan, 4.970% due 6/30/09	1,299,202
782,609	Ticketmaster, Term Loan B, 4.230% due 5/21/09	692,609
1,352,069	Universal City Development Partners L.P., Term Loan B, 6.000% due 6/19/09	1,233,763
1,215,274	Warner Music Group Acquisition Corp., Term Loan, 2.508% to 3.256% due 5/29/09	1,073,087
1,534,489	Zuffa, Term Loan B, 2.563% due 4/30/09	1,146,263
	Total Leisure	8,355,741
	Non-Ferrous Metals/Materials — 2.6%
1,034,205	Compass Minerals Group Inc., Term Loan, 2.030% to 2.720% due 6/30/09	973,446
	Novelis Inc.:
392,174	CA Term Loan, 2.520% due 4/30/09	249,031
862,792	US Term Loan, 3.220% due 6/30/09	547,873
	Oxbow Carbon and Minerals Holdings LLC:
71,345	Delayed Draw Term Loan B, 2.518% due 4/30/09	49,555
748,270	Term Loan, 2.518% to 3.220% due 6/30/09	519,735
1,669,595	Walter Industries Inc., Term Loan B, 2.758% to 3.470% due 6/30/09	1,425,416
	Total Non-Ferrous Metals/Materials	3,765,056
	Oil & Gas — 7.6%
1,044,387	Alon Krotz, Term Loan, 9.750% to 10.750% due 6/30/09	731,071

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued
March 31, 2009

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Oil & Gas — 7.6% continued
	Alon USA Inc.:
$316,096	Edgington Term Loan, 2.768% to 3.506% due 5/29/09	$137,502
2,528,764	Paramount Term Loan, 2.768% to 3.506% due 5/29/09	1,100,012
898,396	Astoria Generating Co. Acquisitions LLC, Term Loan B, 2.280% to 2.290% due 4/23/09	812,768
	Coffeyville Resources LLC:
345,413	Letter of Credit, 8.500% due 4/1/09	261,650
1,112,499	Tranche D Term Loan, 8.750% due 4/1/09	842,718
1,218,218	Dresser Inc., Term Loan B, 2.768% to 3.488% due 5/18/09	919,755
1,306,148	Helix Energy Solutions Group Inc., Term Loan B, 2.518% to 3.160% due 4/30/09	1,027,504
1,561,929	Hercules Offshore Inc., Term Loan B, 3.210% due 4/1/09	1,107,408
1,247,763	Semgroup L.P., Term Loan, 8.250% due 6/30/09(d)	517,821
	Targa Resources:
378,682	Synthetic Letter of Credit, 3.345% due 6/30/09	292,847
655,182	Term Loan B, 2.518% to 3.220% due 6/30/09	506,674
1,231,250	Volnay Acquisition Co. I, Term Loan B, 3.631% to 5.428% due 7/31/09	1,086,578
2,280,804	Western Refining Co. L.P., Term Loan, 8.250% due 6/30/09	1,515,106
	Total Oil & Gas	10,859,414
	Publishing — 3.5%
2,487,500	Dex Media East LLC, Delayed Draw Term Loan B, 3.180% to 3.250% due 6/30/09	917,266
	Gatehouse Media Operating Inc.:
262,973	Delayed Draw Term Loan, 2.520% to 2.540% due 4/27/09	53,471
704,769	Term Loan B, 2.520% due 4/27/09	143,303
1,372,466	Getty Images, Term Loan B, 6.250% to 7.250% due 6/30/09	1,322,224
1,000,000	Lamar Media Corp., Term Loan, 2.063% due 4/30/09	935,000
	Valassis Communications Inc.:
202,165	Delayed Draw Term Loan, 2.270% due 4/30/09	160,215
609,705	Term Loan, 2.270% due 4/30/09	483,191
1,420,422	Wenner Media LLC, Term Loan B, 2.970% due 6/30/09	937,479
	Total Publishing	4,952,149
	Retailers — 1.9%
263,158	J Crew Group, Term Loan B, 2.313% due 4/30/09	219,737
1,116,392	Michaels Stores Inc., Term Loan B, 2.750% to 2.813% due 4/15/09	623,610
1,468,354	Neiman-Marcus Group Inc., Term Loan, 2.518% to 3.277% due 6/8/09	853,252
1,221,875	Petco Animal Supplies Inc., Term Loan, 2.768% to 3.470% due 6/30/09	1,043,685
	Total Retailers	2,740,284

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Steel — 0.2%
	Tube City IMS Corp.:
$81,081	Letter of Credit, 3.459% due 6/30/09	$28,379
655,541	Term Loan, 3.220% due 6/30/09	229,439
	Total Steel	257,818
	Surface Transport — 0.5%
	Coach America Holdings Inc.:
906,024	First Lien Term Loan B, 3.271% due 4/27/09	556,072
190,153	Synthetic Letter of Credit, 3.870% due 7/1/09	116,707
	Total Surface Transport	672,779
	Telecommunications/Cellular Communications — 6.5%
2,390,833	Centennial Communications Corp., New Term Loan, 3.220% to 3.256% due 6/30/09	2,365,003
2,212,543	Cricket Communications Inc., Term Loan B, 5.750% due 6/30/09	2,098,460
475,076	Crown Castle Operating Co., Term Loan B, 2.018% due 4/30/09	425,589
260,337	Hargray Communications Group Inc., Term Loan B, 3.486% due 5/6/09	204,365
1,940,176	Metropcs Wireless Inc., Term Loan B, 2.813% to 3.438% due 5/1/09	1,770,680
2,697,947	Ntelos Inc., First Lien Term Loan, 2.770% due 4/30/09	2,506,392
	Total Telecommunications/Cellular Communications	9,370,489
	Utilities — 3.8%
1,726,900	Calpine Corp., First Priority Term Loan, 4.095% due 6/30/09	1,323,836
	Covanta Holding Corp.:
164,948	Letter of Credit, 2.825% due 4/9/09	145,649
328,351	Term Loan B, 2.063% due 4/30/09	289,934
	Firstlight Power Resources Inc.:
105,691	Letter of Credit, 3.750% due 6/30/09	92,656
250,000	Second Lien Term Loan, 5.750% due 6/30/09	170,000
820,288	Term Loan B, 3.750% due 6/23/09	719,120
849,060	Mirant North America LLC, Term Loan B, 2.268% due 4/30/09	773,838
466,667	Reliant Energy Inc., Letter of Credit, 2.347% due 4/1/09	389,200
	TPF Generation Holdings LLC:
154,214	Letter of Credit, 1.359% due 6/30/09	139,619
48,343	Revolver, 1.359% due 6/30/09	43,768
452,160	Term Loan B, 2.518% due 4/30/09	409,366
1,188,609	USPF Holdings LLC, Term Loan, 2.306% due 4/17/09	1,016,261
	Total Utilities	5,513,247
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $181,173,409)	139,362,539

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

March 31, 2009

LMP CORPORATE LOAN FUND INC.

FACE AMOUNT	SECURITY	VALUE
CORPORATE BOND & NOTE — 1.0%
TELECOMMUNICATION SERVICES — 1.0%
	Diversified Telecommunication Services — 1.0%
$1,659,000	Qwest Corp. (Cost — $1,394,020)	$ 1,430,887
SHARES
COMMON STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Textiles, Apparel & Luxury Goods — 0.0%
3,411	Comfort Co. Inc.(e) (Cost — $0)	0
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $182,567,429)	140,793,426
FACE AMOUNT
SHORT-TERM INVESTMENT — 1.8%
	U.S. Government Agency — 1.8%
$2,550,000	Federal Home Loan Bank (FHLB), Discount Notes, 0.010% due 4/1/09(f) (Cost — $2,550,000)	2,550,000
	TOTAL INVESTMENTS — 100.0% (Cost — $185,117,429#)	$143,343,426

(a)	The date shown represents the last in range of interest rate reset dates.
(b)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(c)	Payment in kind security for which part of the income earned may be paid as additional principal.
(d)	Security is currently in default.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
Term	—	Term Loan typically with a First Lien on specified assets.
Second Lien	—	Subordinate Loan to First Lien.
REIT	—	Real Estate Investment Trust.

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)
March 31, 2009

ASSETS:
Investments, at value (Cost — $185,117,429)	$143,343,426
Cash	443,215
Receivable for securities sold	1,355,830
Interest receivable	617,130
Principal paydown receivable	225,787
Prepaid expenses	46,132
Total Assets	146,031,520
LIABILITIES:
Loan payable (Note 4)	29,400,000
Payable for securities purchased	982,500
Investment management fee payable	96,777
Interest payable	27,092
Distributions payable to auction rate cumulative preferred stockholders	16,389
Directors’ fees payable	4,828
Accrued expenses	71,941
Total Liabilities	30,599,527
Series A and B Auction Rate Cumulative Preferred Stock (700 shares authorized and issued at $25,000 per share for each series) (Note 6)	35,000,000
TOTAL NET ASSETS	$ 80,431,993
NET ASSETS:
Par value ($0.001 par value; 9,910,750 shares issued and outstanding; 50,000,000 common shares authorized)	$ 9,911
Paid-in capital in excess of par value	146,690,219
Undistributed net investment income	132,399
Accumulated net realized loss on investments	(24,626,533)
Net unrealized depreciation on investments	(41,774,003)
TOTAL NET ASSETS	$ 80,431,993
Shares Outstanding	9,910,750
Net Asset Value	$8.12

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report	9

Statement of operations (unaudited)
For the Six Months Ended March 31, 2009

INVESTMENT INCOME:
Interest	$ 4,917,708
EXPENSES:
Investment management fee (Note 2)	590,720
Interest expense (Notes 1 and 4)	447,046
Commitment fees (Note 4)	81,713
Legal fees	78,794
Audit and tax	57,854
Auction participation fees (Note 6)	44,226
Shareholder reports	32,797
Directors’ fees	21,735
Stock exchange listing fees	9,530
Transfer agent fees	8,113
Auction agent fees	6,191
Custody fees	4,815
Rating agency fees	3,866
Insurance	2,351
Miscellaneous expenses	6,887
Total Expenses	1,396,638
Less: Fees paid indirectly (Note 1)	(166)
Net Expenses	1,396,472
NET INVESTMENT INCOME	3,521,236
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(15,341,143)
Change in Net Unrealized Appreciation/Depreciation From Investments	(14,406,208)
NET LOSS ON INVESTMENTS	(29,747,351)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 6)	(304,470)
DECREASE IN NET ASSETS FROM OPERATIONS	$(26,530,585)

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED MARCH 31, 2009 (unaudited) AND THE YEAR ENDED SEPTEMBER 30, 2008	2009	2008
OPERATIONS:
Net investment income	$ 3,521,236	$ 11,456,595
Net realized loss	(15,341,143)	(2,729,696)
Change in net unrealized appreciation/depreciation	(14,406,208)	(20,175,480)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(304,470)	(3,725,777)
Decrease in Net Assets From Operations	(26,530,585)	(15,174,358)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,121,886)	(8,290,343)
Decrease in Net Assets From Fund Share Transactions	(3,121,886)	(8,290,343)
DECREASE IN NET ASSETS	(29,652,471)	(23,464,701)
NET ASSETS:
Beginning of period	110,084,464	133,549,165
End of period*	$ 80,431,993	$110,084,464
* Includes undistributed net investment income of:	$132,399	$37,519

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report	11

Statement of cash flows (unaudited)
For the Six Months Ended March 31, 2009

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and principal paydowns received	$ 5,308,885
Operating expenses paid	(978,316)
Interest paid	(496,671)
Cash distributions paid to auction rate cumulative preferred stockholders	(353,318)
Net purchases of short-term investments	(2,549,067)
Purchases of long-term investments	(19,317,398)
Proceeds from disposition of long-term investments	40,120,456
Net Cash Provided by Operating Activities	21,734,571
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(3,121,886)
Cash paid on loan	(20,600,000)
Net Cash Flows Used by Financing Activities	(23,721,886)
NET DECREASE IN CASH	(1,987,315)
Cash, Beginning of year	2,430,530
Cash, End of year	$ 443,215
RECONCILIATION OF DECREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Decrease in Net Assets From Operations	$(26,530,585)
Accretion of discount on investments	(189,457)
Amortization of premium on investments	5,026
Decrease in investments, at value	52,044,421
Decrease in payable for securities purchased	(2,834,383)
Decrease in interest and principal paydowns receivable	532,861
Increase in receivable for securities sold	(1,165,949)
Decrease in prepaid expenses	48,621
Decrease in distributions payable to auction rate preferred stockholders	(48,848)
Decrease in interest payable	(49,625)
Decrease in accrued expenses	(77,511)
Total Adjustments	48,265,156
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$ 21,734,571

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30, UNLESS OTHERWISE NOTED:

	2009[1]	2008	2007	2006[2]	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$11.11	$13.48	$14.25	$14.32	$14.29	$13.93
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.36	1.16	1.51	1.36	0.96	0.73
Net realized and unrealized gain (loss)	(3.00)	(2.31)	(0.72)	(0.09)	0.02	0.42
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.03)	(0.38)	(0.47)	(0.41)	(0.25)	(0.11)
Total income (loss) from operations	(2.67)	(1.53)	0.32	0.86	0.73	1.04
LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)	(0.84)	(1.09)	(0.93)	(0.70)	(0.68)
Total distributions	(0.32)	(0.84)	(1.09)	(0.93)	(0.70)	(0.68)
NET ASSET VALUE, END OF PERIOD	$8.12	$11.11	$13.48	$14.25	$14.32	$14.29
MARKET PRICE, END OF PERIOD	$6.60	$8.15	$12.65	$13.43	$13.05	$14.58
Total return, based on NAV[3,4]	(23.26)%	(11.07)%	2.43%	6.80%	5.46%	7.55%
Total return, based on Market Price[4]	(14.97)%	(30.48)%	2.00%	10.44%	(5.80)%	5.79%
NET ASSETS, END OF PERIOD (MILLIONS)	$80	$110	$134	$141	$142	$141
RATIOS TO AVERAGE NET ASSETS:[5]
Gross expenses	3.59% [6]	2.13%	2.63% [7]	2.31%	2.27%	2.25%
Gross expenses, excluding interest expense	2.44 [6]	1.89	1.95 [7]	1.84	2.22	2.25
Net expenses	3.58 [6,8]	2.12 [8]	2.55 [7,8,9]	2.31 [9]	2.27	2.25
Net expenses, excluding interest expense	2.44 [6,8]	1.89 [8]	1.87 [7,8,9]	1.84 [9]	2.22	2.25
Net investment income	9.04 [6]	9.33	10.67	9.48	6.71	5.14
PORTFOLIO TURNOVER RATE	11%	29%	77%	86%	81%	110%
AUCTION RATE CUMULATIVE PREFERRED STOCK:
Total Amount Outstanding (000s)	$35,000	$35,000	$85,000	$85,000	$85,000	$85,000
Asset Coverage Per Share	56,224	57,378	64,279	66,469	66,678	66,535
Involuntary Liquidating Preference Per Share[10]	25,000	25,000	25,000	25,000	25,000	25,000

[1]	For the six months ended March 31, 2009 (unaudited).
[2]	Per share amounts have been calculated using the average shares method.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
[6]	Annualized.
[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios including interest expense would have been 2.49% and 2.48%, respectively, and gross and net expense ratios excluding interest expense would both have been 1.81%.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[9]	Reflects fee waivers and/or expense reimbursements.
[10]	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Collateralized senior loans are valued at readily ascertainable market values provided by an independent pricing service. Securities for which market quotations are not available are valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), with the assistance of Citigroup Alternative Investments LLC (“CAI”), the Fund’s subadviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. LMPFA may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. U.S. government agency obligations are valued at the mean between the quoted bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective October 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value

14	LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report

based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	MARCH 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$143,343,426	—	$143,306,730	$36,696

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of September 30, 2008	$ 36,696
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of March 31, 2009	$ 36,696
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	(254,880)

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of

LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(e) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

(f) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

16	LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager and CAI is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”); and CAI is a wholly-owned subsidiary of Citigroup, Inc (“Citigroup”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

LMPFA has delegated to CAI the day-to-day portfolio management of the Fund. For its services, LMPFA pays CAI a fee of 0.50% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage. These fees are calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$16,483,015
Sales	41,813,097

At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 299,356
Gross unrealized depreciation	(42,073,359)
Net unrealized depreciation	$(41,774,003)

4. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $65 million. Unless renewed, this agreement terminates on August 17, 2009. The Fund pays a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of

LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended March 31, 2009 was $447,046. For the six months ended March 31, 2009, the Fund incurred commitment fees in the amount of $81,713. At March 31, 2009, the Fund had $29.4 million of borrowings outstanding per this credit agreement.

5. Distributions subsequent to March 31, 2009

On April 7, 2009, the Board of Directors of the Fund declared a distribution in the amount of $0.0400 per share payable on April 24, 2009 to shareholders of record as of April 17, 2009. On May 6, 2009 the Board of Directors of the Fund declared a distribution in the amount of $0.0400 per share payable on May 29, 2009 to shareholders of record on May 22, 2009, respectively.

6. Auction rate cumulative preferred stock

As of March 31, 2009, the Fund has 1,400 outstanding shares of ARCPS (combining both Series “A” and “B”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate, which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.437% to 4.632% during the six months ended March 31, 2009. At March 31, 2009, the current dividend rates were as follows:

	SERIES A	SERIES B
Current dividend rates	0.677%	0.662%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to declare and pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each

18	LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report

broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended March 31, 2009, CGM earned $44,226 as a participating broker/dealer.

7. Capital loss carryforward

As of September 30, 2008, the Fund had a net capital loss carryforward of approximately $6,633,208, of which $43,917 expires in 2009, $224,102 expires in 2010, $221,575 expires in 2011, $5,010,233 expires in 2012, $75,268 expires in 2013, $106,488 expires in 2014, $42,357 expires in 2015, and $909,268 expires in 2016. This amount will be available to offset like amounts of any future taxable gains.

8. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

LMP Corporate Loan Fund Inc. 2009 Semi-Annual Report	19

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of LMP Corporate Loan Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Fund’s subadviser, Citigroup Alternative Investments LLC (the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information (the “Contract Renewal Information”) about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and, in the case of the Management Agreement, all other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund with respect to the respective services provided by the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and

20	LMP Corporate Loan Fund Inc.

the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Subadviser at the Contract Renewal Meeting, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end leveraged loan participation funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2008 was ranked in the third quintile among the funds in the Performance Universe for such period and that the Fund’s performance for each of the 3- and 5-year periods ended June 30, 2008 was ranked in the fourth quintile among the funds in the Performance Universe for that period. In discussing the Fund’s performance relative to the Performance Universe for the 3- and 5-year periods ended June 30, 2008, the Manager noted, among other things, that the Subadviser’s current portfolio manager assumed responsibility

LMP Corporate Loan Fund Inc.	21

Board approval of management and subadvisory agreements (unaudited) continued

for the Fund in February 2008 and that most of the other funds in the Performance Universe invest in high-yield, emerging markets or similar types of fixed income securities to enhance returns while the Fund invests solely in leveraged corporate loans. According to the Manager, the Fund’s more conservative stance, at the same time, tends to result in lesser volatility than the other funds in the Performance Universe. The Board also considered the volatile market conditions during the past year and the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management and Sub-advisory Agreements.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Group consisted of the Fund and six other closed-end leveraged loan participation funds, as classified by Lipper. The seven funds in the Expense Group had common share assets ranging from $83.9 million to $471.4 million. Only one fund in the Expense Group was smaller than the Fund.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the Fund’s contractual Management Fee was ranked fourth among the seven funds in the Expense Group; the Fund’s actual Management Fee (i.e., giving in effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) on the basis of common assets only was ranked fifth among the funds in the Expense Group; and the Fund’s actual total expenses on the basis of common assets only were ranked fourth among the funds in the Expense Group. The Lipper Expense Information showed that, on the basis of both common and leveraged assets, the Fund’s actual Management Fee and the Fund’s actual total expenses each ranked fourth among the funds in the Expense Group. The Board noted that the varying size of funds in the Expense Group made meaningful comparisons difficult, especially since all but one of the other funds in the Expense Group were larger than the Fund.

22	LMP Corporate Loan Fund Inc.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received a profitability analysis of the Manager and its affiliates in providing services to the Fund for the fiscal years ended March 31, 2008 and March 31, 2007. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in these methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund and had decreased over the period covered by the analysis and the Board concluded that the Manager’s profitability was not unreasonable in light of the nature, quality and scope of the services provided by the Manager to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan. Any

LMP Corporate Loan Fund Inc.	23

Board approval of management and subadvisory agreements (unaudited) continued

significant growth in its assets, therefore, generally would occur through appreciation in the value of the Fund’s investment portfolio. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

24	LMP Corporate Loan Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Corporate Loan Fund Inc. was held on February 6, 2009, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

NOMINEES	VOTES FOR	VOTES WITHHELD
Paolo M. Cucchi	8,027,009	680,811
William R. Hutchinson	8,058,595	649,226
Jeswald W. Salacuse	8,027,588	680,232

At March 31, 2009, in addition to Paolo M. Cucchi, William R. Huchinson and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
R. Jay Gerken, CFA
Riordan Roett

LMP Corporate Loan Fund Inc.	25

Dividend reinvestment plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion

26	LMP Corporate Loan Fund Inc.

of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

LMP Corporate Loan Fund Inc.	27

LMP Corporate Loan Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadviser
Leslie H. Gelb	Citigroup Alternative Investments LLC
R. Jay Gerken, CFA
Chairman	Custodian
William R. Hutchinson	State Street Bank and Trust Company
Riordan Roett	1 Lincoln Street
Jeswald W. Salacuse	Boston, Massachusetts 02111

Officers	Transfer agent
R. Jay Gerken, CFA	American Stock Transfer & Trust Company
President and Chief Executive Officer	59 Maiden Lane
New York, New York 10038
Kaprel Ozsolak
Chief Financial Officer and Treasurer	Independent registered public accounting firm
KPMG LLP
Ted P. Becker	345 Park Avenue
Chief Compliance Officer	New York, New York 10154

Robert I. Frenkel	Legal counsel
Secretary and Chief Legal Officer	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Thomas C. Mandia	New York, New York 10017-3909
Assistant Secretary
New York Stock Exchange Symbol
Albert Laskaj	TLI
Controller

Steven Frank
Controller

LMP Corporate Loan Fund Inc.
55 Water Street
New York, NY 10041

LMP Corporate Loan Fund Inc.

LMP CORPORATE LOAN FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

FD01642 5/09 SR09-805

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	June 4, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Corporate Loan Fund Inc.

Date:	June 4, 2009